UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2011

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information set forth under Item 3.02 of this Form 8-K is incorporated by reference into this Item 1.02.

Item 3.02               Unregistered Sales of Equity Securities.

As described in the Current Report on Form 8-K of First Federal Bancshares of Arkansas, Inc. (the “Company”) filed on January 28, 2011 with the Securities and Exchange Commission (the “SEC”), the Company entered into an Investment Agreement dated as of January 27, 2011 (the “Investment Agreement”) with its wholly-owned subsidiary, First Federal Bank (the “Bank”), and Bear State Financial Holdings, LLC (“Bear State”) which sets forth the terms and conditions of the Company’s recapitalization plan (the “Recapitalization Plan”).  The Investment Agreement was amended by the parties on April 20, 2011 by the First Amendment to the Investment Agreement (the “First Amendment”), as described in the Current Report on Form 8-K filed by the Company with the SEC on April 21, 2011.  The Recapitalization Plan consists of (i) the purchase by Bear State of up to $55 million of shares of the Company’s common stock, (ii) the purchase by Bear State from the United States Department of the Treasury (the “Treasury”) of the Company’s 16,500 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Shares”), and related warrant dated March 6, 2009 to purchase 321,847 shares of the Company’s common stock at an exercise price of $7.69 per share (the “TARP Warrant”), both of which previously were issued to the Treasury in connection with the Troubled Asset Relief Program — Capital Purchase Program, and (iii) a shareholder rights offering (the “Rights Offering”) intended to follow shortly after Bear State’s initial investment.  Further information concerning the Recapitalization Plan and the Investment Agreement can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 16, 2011 (the “2010 Annual Report”).

As described in the Current Report on Form 8-K filed by the Company with the SEC on April 29, 2011, the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation, as amended, to effect a 1-for-5 reverse split of the Company’s common stock (the “Reverse Split”).  The Certificate of Amendment and the Reverse Split are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 21, 2011, which description is incorporated herein by reference in its entirety.  The Certificate of Amendment, which was previously filed by the Company with the Secretary of State of the State of Texas, and consequently the Reverse Split, became effective as of May 3, 2011.  A copy of the Company’s Articles of Incorporation, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.

As contemplated by the Investment Agreement, as amended, on May 3, 2011, the Company issued and sold to Bear State 15,425,262 post-Reverse Split shares of the Company’s common stock (the “First Closing Shares”), at a price of $3.00 per share, for aggregate consideration of approximately $46.3 million.  The consideration for Bear State’s purchase consisted of (i) approximately $40.3 million in cash, and (ii) a $6 million credit against the purchase price as a result of Bear State’s surrendering to the Company for cancellation the Series A Preferred Shares and TARP Warrant by Bear State.  In addition, Bear State received a warrant (the “Investor Warrant”) to purchase 2 million post-Reverse Split shares of the Company’s common stock at an exercise price of $3.00 per share.  Bear State funded the purchase of the First Closing Shares and the Investor Warrant from working capital, which funds were originally obtained through one or more private placements conducted by Bear State.  The Investor Warrant is included as Exhibit 10.1 to this Current Report on Form 8-K.  The issuance and sale of the First Closing Shares and the Investor Warrant are referred to in this Current Report on Form 8-K as the “First Closing.”

In connection with Bear State’s purchase of the Series A Preferred Stock and the TARP Warrant and surrender of the same to the Company, the Company filed a Resolution Relating to a Series of Shares with the Secretary of State of the State of Texas on May 3, 2011 to eliminate the Statement of Designations of the Series A Preferred Stock that was previously filed on March 9, 2009.  A copy of the Resolution Relating to a Series of Shares as filed with the Secretary of State of the State of Texas is included as Exhibit 3.2 to this Current Report on Form 8-K.

As a result of the First Closing (including the purchase and surrender of the Series A Preferred Shares and TARP Warrant by Bear State), following the Company’s Recapitalization Plan, Bear State will own at least 81.80% of the Company’s common stock (after taking into account the assumed exercise of the Investor Warrant and assuming the Rights

Offering is fully subscribed), and could own as much as 94.90% of the Company’s common stock (after taking into account Bear State’s obligation to purchase any shares unsubscribed in the Rights Offering, subject to the overall limitation on Bear State’s ownership, and the assumed exercise of the Investor Warrant, and assuming no stockholders of the Company subscribe for the Rights Offering).

The issuance and sale of the First Closing Shares and the Investor Warrant, each as contemplated by the Investment Agreement, are exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D, as promulgated by the SEC.  The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the First Closing Shares or the Investor Warrant, each as contemplated by the Investment Agreement, and is not offering securities to the public in connection with this issuance and sale.

The Company intends to use the proceeds of the First Closing to provide the Company with adequate capital to serve as a source of strength for the Bank and to satisfy the capital requirements of the August 2010 Cease and Desist Order the Office of Thrift Supervision (the “OTS”) issued to the Bank, which is more fully discussed in the Company’s 2010 Annual Report.

Cautionary Statement

The securities issued to Bear State have not been registered under the Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

A registration statement for the shares to be issued in the Rights Offering has been filed with the Securities and Exchange Commission but has yet to be declared effective. These shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Form 8-K shall not constitute a solicitation of an offer to buy, nor shall there be any sale of these shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction. Any offer of these shares will be made solely by means of the prospectus included in the registration statement and any prospectus supplement that may be issued with respect to such offering.

Item 3.03.              Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 3.02 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.              Change In Control of the Registrant

To the extent required by Item 5.01 of Form 8-K, the information set forth under Item 3.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Boards of Directors

Pursuant to the terms of the Investment Agreement, as amended, on April 29, 2011, the Boards of Directors of the Company and the Bank authorized the increase in the size of both Boards of Directors to 7 directors each, and appointed Richard N. Massey, W. Dabbs Cavin, Scott T. Ford and K. Aaron Clark to serve on each Board of Directors effective immediately following the First Closing and the resignation of two directors who were members of the Boards prior to the First Closing, with Mr. Massey serving as Chairman.   On April 29, 2011, Kenneth C. Savells and Jeffrey L. Brandt, two members of the Company’s Board of Directors, submitted resignations that became effective upon the First Closing.  It is presently unknown the committees of the Board of Directors to which each of the new directors will be appointed.

Messrs. Massey, Cavin and Ford are members of Bear State.  As such, each has an indirect interest in Bear State’s investment in the Company to the extent of their individual pecuniary interests in Bear State.

Executive Officers

Termination of Employment Agreements and Change in Control Severance Agreements.  Immediately prior to the First Closing, each of the following Company and Bank executive officers delivered to Bear State an executed Termination of Amended and Restated Employment Agreement and Release pursuant to which, effective as of the First Closing, each such executive officer agreed to terminate his or her employment agreement (but not his or her employment) with the Company and the Bank, and also released each of the Company and the Bank from any and all claims and issues under such employment agreement and the executive officer’s employment with the Company and the Bank: Larry J. Brandt, President and Chief Executive Officer of the Company, and Chairman and Chief Executive Officer of the Bank; Tommy Richardson, Executive Vice President and Chief Operating Officer of the Company, and President and Chief Operation Officer of the Bank; and Sherri Billings, Executive Vice President and Chief Financial Officer of the Company and the Bank.

Immediately prior to the First Closing, each of the following Bank officers delivered to the Bank an executed Termination of Amended and Restated Change in Control Severance Agreement and Release with the Bank, pursuant to which, effective as of the First Closing, each such officer agreed to terminate his Change in Control Severance Agreement with the Bank, and also released the Bank from any and all claims and issues under such Change in Control Severance Agreement and the officer’s employment with the Bank: Jeffrey L. Brandt, Executive Vice President, Eastern Division; Johnny Brown, Senior Vice President and Information Systems Manager; Rick Quattlebaum, Senior Vice President, Strategic Projects; and Ross Mallioux, President, Western Division, and Chief Lending Officer.

Forms of the Termination of Amended and Restated Employment Agreement and Release and the Termination of Amended and Restated Change in Control Severance Agreement and Release are included as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Changes to Executive Management.  Effective upon the First Closing, the following changes to the Company’s executive management occurred:

•      Larry J. Brandt, age 62, has been named Chief Executive Officer of the Company and the Bank.  Since 2001, he served as Chief Executive Officer and President of the Company and Chief Executive Officer of the Bank.  He will no longer serve as President of the Company.  He currently serves as a director of the Company and Bank and served as Chairman of the Company and Bank from 2006 until 2011.

•      Tommy W. Richardson, age 54, has been named Executive Vice President and Chief Administrative Officer of the Company and the Bank.  Since 2002, he served as Chief Operating Officer of the Company and the Bank.  Since 2006, he has also served as President of the Bank.  He will no longer serve as Chief Operating Officer of the Company and the Bank or as President of the Bank.

•      W. Dabbs Cavin, age 46, joins both the Company and the Bank as President.  Mr. Cavin began his banking career in 1986 as a regulatory examiner in the Houston office of the Federal Home Loan Bank of Dallas, the predecessor to the Office of Thrift Supervision.  In 1996, Mr. Cavin was a co-founder and organizer of Pinnacle Bancshares and Pinnacle Bank based in Little Rock, Arkansas, where he served as executive vice president, chief lending officer and a member of the bank’s and the holding company’s board of directors. After Pinnacle was sold to BancorpSouth in 2002, Mr. Cavin served as president of the Little Rock market for BancorpSouth until 2005, when he joined Summit Bank as executive vice president.  At Summit, Mr. Cavin was responsible for leading their entrance into the Little Rock market as well as working with executive management on corporate strategic initiatives, market expansion, marketing, and business development. In 2006, Mr. Cavin moved to Kigali, Rwanda where he launched the Opportunity International Bank of Rwanda (OIBR), a commercial banking operation focused on microfinance in

Rwanda.  As the bank’s CEO, Mr. Cavin orchestrated the merger of OIBR and Urwego Community Bank to create the Urwego Opportunity Bank of Rwanda, which was the first bank merger ever completed in Rwanda.  After completing the merger in 2007, Mr. Cavin returned to Summit Bank as executive vice president until 2008.  From 2008 until this year, Mr. Cavin was employed by Mountaire Corporation, an agriculture food processing company, where he assisted its Chairman with investment and philanthropy matters.  As stated above, Mr. Cavin is a member of Bear State and has an indirect interest in Bear State’s investment in the Company to the extent of his pecuniary interest in Bear State.

•      Christopher Wewers, age 40, joins the Company as Executive Vice President and Chief Operating Officer.  He also joins the Bank as Executive Vice President and Chief Operating Officer.  Prior to joining the Company, Mr. Wewers served as executive vice president and chief financial officer of Summit Bank, a community-oriented financial institution that serves central and south Arkansas, where he served in such position since 2001.  During his tenure at Summit, Mr. Wewers was directly responsible for investments, asset-liability management, tax, financial reporting, regulatory reporting, accounting and finance.  Mr. Wewers also had extensive involvement in loan operations, deposit operations, information technology, audit and shareholder relations.  Mr. Wewers is a certified public accountant licensed to practice in the state of Arkansas.  Mr. Wewers is a member of Bear State and has an indirect interest in Bear State’s investment in the Company to the extent of his pecuniary interest in Bear State.

Item 5.03.              Amendment to Articles of Incorporation or Bylaws.

To the extent required by Item 5.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 7.01.      Regulation FD Disclosure.

On May 3, 2011, the Company issued a Press Release announcing the First Closing, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

3.1           Articles of Incorporation, as amended

3.2           Resolution Relating to a Series of Shares

10.1         Warrant dated May 3, 2011

10.2         Form of Termination of Amended and Restated Employment Agreement and Release

10.3         Form of Termination of Amended and Restated Change in Control Severance Agreement and Release

99.1         Press Release dated May 3, 2011

Caution about Forward-Looking Statements

This Form 8-K may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 and are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements related to completion of the Recapitalization Plan and the Company’s anticipated use of the proceeds generated thereby.  Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.  Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management.  The Company’s actual results may differ materially from those contemplated by the forward-looking statements.  The Company cautions you therefore against relying on any of these forward-looking statements.  These statements are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: inability to complete the remaining recapitalization transactions contemplated by the Investment Agreement as amended by the First Amendment; inability to continue as a going concern; management’s ability to effectively execute the Company’s business plan; inability to raise additional capital on acceptable terms, or at all; inability to achieve the higher minimum capital ratios that the Bank has agreed to maintain with the OTS; inability to receive dividends from the Bank and to satisfy obligations as they become due; regulatory enforcement actions to which the Company and the Bank are currently, and may in the future be, subject; costs and effects of legal and regulatory developments, and the results of regulatory examinations or reviews; changes in capital classification; the impact of current economic conditions and the Company’s results of operations on its ability to borrow additional funds to meet its liquidity needs; local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in the financial performance and/or condition of the Bank’s borrowers; effect of additional provision for loan losses; long-term negative trends in the Company’s market capitalization; continued listing of the Company’s common stock on the NASDAQ Global Market; effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, cost of funds, securities market and monetary fluctuations; continued volatility in the credit and equity markets and its effect on the general economy; effect of changes in laws and regulations (including laws concerning banking, taxes and securities) with which the Company and its subsidiaries must comply; and effect of changes in accounting policies and practices.  In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports and other filings filed by the Company with the Securities and Exchange Commission, including the risk factors described in the Company’s 2010 Annual Report and the Registration Statement on Form S-1 filed on April 6, 2011.  The Company cautions that the foregoing factors are not exclusive.

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	Chief Executive Officer

Date:  May 3, 2011